LADD FURNITURE, INC.
                                        Buyer


                                         and


                            CLAYTON-MARCUS COMPANY, INC.,
                              BARCLAY FURNITURE CO., and
                              LADD TRANSPORTATION, INC.
                                       Sellers

                            RECEIVABLES PURCHASE AGREEMENT
                             Dated as of January 28, 1994

                            RECEIVABLES PURCHASE AGREEMENT

                    RECEIVABLES PURCHASE AGREEMENT, dated as of January 28, 1994, by and among CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, BARCLAY FURNITURE CO., a Mississippi corporation, and LADD TRANSPORTATION, INC., a North Carolina corporation, (each a "Designated Subsidiary" or "Seller") and LADD FURNITURE, INC., a North Carolina corporation ("the "Buyer").

                                 W I T N E S E T H :

                    WHEREAS, the Buyer desires to purchase from time to time certain trade accounts receivable of certain Obligors existing on the Closing Date (as hereinafter defined) and generated thereafter in the normal course of their respective businesses pursuant to written agreements or with invoices on open accounts;

                    WHEREAS, each Seller desires to sell and assign from time to time certain trade accounts receivable to the Buyer upon the terms and conditions hereinafter set forth;

                    NOW, THEREFORE, it is hereby agreed by and between the Buyer and each Seller as follows:


                                      ARTICLE I

                                     DEFINITIONS

                    Section 1.1 Definitions. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in the Transfer Agreement, and shall include in the singular number the plural and in the plural number the singular:

                    "Buyer" shall mean LADD Furniture, Inc., and its successors and assigns.

                    "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all Finance Charges, if any, and cash proceeds of Related Security with respect to such Receivable.

                    "Contract" means an agreement or invoice in substan-tially the form of one of the forms set forth in Exhibit A to the Transfer Agreement or otherwise approved by the Buyer, pursuant to or under which an Obligor shall be obligated to pay for merchandise purchased or services rendered.

                    "Conveyance Papers" shall have the meaning set forth in
          Section 4.1(b) hereof.

                    "Credit and Collection Policy" shall mean each Seller's credit and collection policy or policies and practices, relating to Contracts and Receivables as in effect on the Closing Date and referred to in Exhibit B to the Transfer Agreement, as modified by such Seller from time to time in accordance with Section 5.1(l).

                    "Designated Subsidiary" means each of Clayton-Marcus Company Inc., Barclay Furniture Co., and LADD Transportation, Inc., and such other wholly-owned subsidiaries of the Buyer as
          (i) become parties to this Agreement and (ii) are consented to in writing by the Buyer to be "Designated Subsidiaries" hereunder.

                    "Designated Subsidiary's Discount" shall mean for any day for a Designated Subsidiary, an amount, calculated in good faith by the Buyer, equal to the decimal equivalent of the sum of
          (i) the product of (A) the "prime rate" then applied by the Buyer to intercompany borrowings from it by its Subsidiaries and (B) a fraction the numerator of which is 50 and the denominator at which is 360 and (ii) the decimal equivalent of a charge-off ratio, determined on the basis at historical losses on the Receivables as a function of Receivables generated (as opposed to Receivables outstanding).

                    "Eligible Receivable" means, at any time, any Re-ceivable:

                              (i)  which has been originated by a
               Designated Subsidiary and to which such Designated
               Subsidiary has good title thereto, free and clear of all Adverse Claims;

                             (ii)  the Obligor of which is a United
               States resident, is a Designated Obligor at the time of the initial creation of an interest therein hereunder, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency; provided, however, that Receivables with an aggregate Outstanding Balance not greater than 2% of the aggregate Outstanding Balance of all Receivables may be originated by Obligors which are Canadian residents;

                            (iii)  which is not a Defaulted Receivable
               at the time of the initial creation of an interest of the Buyer therein;

                             (iv)  which is not a Delinquent
               Receivable at the time of the initial creation of an interest of the Buyer therein;

                              (v)  which, according to the Contract
               related thereto, is required to be paid in full within 30 days of the original billing date therefor; provided, that Receivables with an aggregate Outstanding Balance not greater than 15% of the aggregate Outstanding Balance of all Receivables may be required to be repaid in full between 31 and 180 days from the original billing date therefor;

                             (vi)  which is an "eligible asset" as
               defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

                            (vii)  a purchase of which with the pro-
               ceeds of Commercial Paper would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

                           (viii)  which is an "account" within the
               meaning of Article 9 of the UCC of all applicable ju-risdictions;

                             (ix)  which is denominated and payable
               only in United States dollars in the United States;

                              (x)  which arises under a Contract that
               together with the Receivable related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor en-forceable against such Obligor in accordance with its terms and is not subject to any offset, counterclaim or other defense at such time;

                             (xi)  which, together with the Contract
               related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportuni-ty, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                            (xii)  which (A) satisfies, in all
               material respects, all applicable requirements of the applicable Credit and Collection Policy, and (B) is assignable without the consent of, or notice to, the Obligor thereunder;

                           (xiii)  which was generated in the ordinary
               course of the Seller's business; and

                            (xiv)  the Obligor of which has been
               directed to make all payments to a specified account of the Collection Agent with respect to which there shall be a Lock-Box Agreement in effect.

                    "Enterprise" shall mean Enterprise Funding Corporation, a Delaware corporation, and its successors and assigns.

                    "Permitted Assignee" shall have the meaning set forth in Section 9.5 hereof.

                    "Purchase Price" shall have the meaning set forth in
          Section 3.1 hereof.

                    "Receivable" means the indebtedness owed to any Seller by any Obligor (without giving effect to any purchase hereunder by the Buyer at any time) under a Contract whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of merchandise or services by such Seller, and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect there-to; provided however, that no indebtedness owed by Curtis Field, Inc. to Barclay Furniture Co. shall be a Receivable hereunder.

                    "Related Security" means with respect to any Receiv-able:

                              (i)  all of the Seller's interest, if
               any, in the merchandise (including returned merchan-dise), if any, the sale of which by the Seller gave rise to such Receivable;

                             (ii)  all other security interests or
               liens and property subject thereto from time to time, if any, purporting to secure payment of such Re-ceivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all fi-nancing statements signed by an Obligor describing any collateral securing such Receivable;

                            (iii)  all guarantees, insurance or other
               agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Re-ceivable or otherwise; and

                             (iv)  all Records.

                    "Seller" shall mean each of the Designated Subsidiaries and their respective successors and assigns.

                    "Secured Obligations" shall have the meaning set forth in Section 2.1(e) hereof.

                    "Transfer Agreement" shall mean the Transfer and Administration Agreement dated as of January 28, 1994 among the Buyer, as transferor, the Designated Subsidiaries and Enterprise, as such agreement may be amended, modified or supplemented from time to time.

                    Section 1.2 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
          Article 9 of the UCC in the State of North Carolina, and not specifically defined herein, are used herein as defined in such
          Article 9.

                    Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                      ARTICLE II

                        PURCHASE AND CONVEYANCE OF RECEIVABLES

                    Section 2.1 Sale. (a) Upon the terms and subject to the conditions set forth herein, each Seller hereby sells, assigns, transfers and conveys to the Buyer, and the Buyer hereby purchases from each Seller, on the terms and subject to the conditions specifically set forth herein, all of such Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all Receivables outstanding on the Closing Date and thereafter created by such Seller, in each case, together with all Related Security and Collections with respect thereto and all proceeds of the foregoing. The foregoing sale, assignment, transfer and conveyance does not constitute an assumption by the Buyer of any obligations of any of the Sellers, or any other Person to Obligors or to any other Person in con-nection with the Receivables or under any Related Security or other agreement and instrument relating to the Receivables.

                    (b) In connection with the foregoing sale, each Seller agrees to record and file on or prior to the Closing Date, at its own expense, a financing statement or statements with respect to the Receivables and the other property described in Section 2.1(a) sold by such Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Buyer created hereby under the applicable UCC against all creditors of and purchasers from such Seller, and to deliver either the originals of such financing statements or a file-stamped copy of such financing statements or other evidence of such filings to the Buyer on the Closing Date.

                    (c)  [Reserved]

                    (d) Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Buyer may reasonably request in order to perfect or protect the interest of the Buyer in the Receivables purchased hereunder or to enable the Buyer to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the each Seller will, upon the request of the Buyer, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Buyer and mark its master data processing re-cords and other documents with a legend describing the purchase by the Buyer of the Receivables and the subsequent transfer thereof to Enterprise pursuant to the Transfer Agreement and stating "An interest in these accounts receivable has been con-veyed to Enterprise Funding Corporation pursuant to a Transfer and Administration Agreement dated January 28, 1994." Each Seller shall, upon request of the Buyer, obtain such additional search reports as the Buyer shall request. To the fullest extent permitted by applicable law, the Buyer shall be permitted to sign and file continuation statements and amendments thereto and as-signments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                    (e) It is the express intent of each of the Sellers and the Buyer that the conveyance of the Receivables by each such Seller to the Buyer pursuant to this Agreement be construed as a sale of such Receivables by each such Seller to the Buyer. It is, further, not the intention of any of the Sellers and the Buyer that such conveyance be deemed a grant of a security interest in the Receivables by any of the Sellers to the Buyer to secure a debt or other obligation of such Seller. However, in the event that, notwithstanding the intent of the parties, the Receivables are held to continue to be property of any Seller, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC; and (ii) the conveyance by such Seller provided for in this Agreement shall be deemed to be and such Seller hereby grants to the Buyer a securi-ty interest in and to all of such Seller's right, title and interest in all Receivables outstanding on the Closing Date and thereafter created by such Seller, in each case, together with all Related Security and Collections with respect thereto and all proceeds of the foregoing to secure (1) the rights of the Buyer and (2) a loan to such Seller in the amount of the Purchase Price as set forth in this Agreement (the "Secured Obligations"). Each Seller and the Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest of first priority in favor of the Buyer under applicable law and will be maintained as such throughout the term of this Agreement.

                                     ARTICLE III

                              CONSIDERATION AND PAYMENT

                    Section 3.1 Purchase Price. The Purchase Price for the Receivables and related property conveyed to the Buyer by each Seller under this Agreement shall be a dollar amount equal to (a) for Receivables transferred by such Seller on the date of the initial Incremental Transfer under the Transfer Agreement, the product of (i) the aggregate Outstanding Balance of all Receivables as of the Closing Date and (ii) one minus the Designated Subsidiary's Discount, and (b) for Receivables trans-ferred by such Seller on any date thereafter, the product of the aggregate Outstanding Balance of the Receivables transferred on such date and (ii) one minus the Designated Subsidiary's Discount on such date.

                    Section 3.2 Payment of Purchase Price. The Purchase Price for Receivables shall be paid or provided for on the Closing Date and on the last Business Day of each Fiscal Month thereafter during which Receivables are sold hereunder.

                    Section 3.3 Monthly Report. At the end of each Fiscal Month, each Seller shall deliver to the Buyer a monthly report showing the aggregate Purchase Price of Receivables generated by such Seller in the preceding month.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

                    Section 4.1 Sellers' Representations and Warranties. Each Seller (as to itself) represents and warrants to the Buyer as of the Closing Date, and shall be deemed to represent and war-rant as of the date of the creation of any Receivable sold to the Buyer pursuant to this Agreement that:

                         (a) Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now con-ducted.

                         (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Seller of this Agreement and each other document or instrument to be delivered by such Seller hereunder (collectively, "Conveyance Papers") is within the Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 2.1(d)), and do not contravene, or constitute a default under, any provi-sion of applicable law or regulation or of the Certificate of Incorporation or Bylaws of the Seller or of any agreement, judg-ment, injunction, order, decree or other instrument binding upon the Seller or result in the creation or imposition of any lien on assets of the Seller or any of its Subsidiaries (except as contemplated by Section 2.1(d)).

                         (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Seller, enforce-able in accordance with its terms, subject to applicable bank-ruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors.

                         (d) Perfection. Immediately preceding each sale hereunder, the Seller shall be the owner of all of the Receivables sold by it hereunder, free and clear of all Adverse Claims. On or prior to the Closing Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Buyer's interest in the Receivables against all creditors of and purchasers from the Seller will have been either delivered to the Buyer or duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been either delivered to the Buyer or paid in full, as applicable.

                         (e) Accuracy of Information. All information heretofore furnished by the Seller to the Buyer for purposes of or in connection with this Agreement or any transaction contem-plated hereby is, and all such information hereafter furnished by the Seller to the Buyer will be, true and accurate in every mate-rial respect, on the date such information is stated or certi-fied.

                         (f) Tax Status. The Seller and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Seller or any of its Subsidiar-ies except to the extent that failure to file or pay would not have a material adverse effect on the consolidated financial condition of the Seller or the Buyer's interest in the Receivables and except for any tax which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Seller and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Seller, adequate.

                         (g) Action, Suits. Except as set forth in Exhib-it H to the Transfer Agreement, there are no actions, suits or proceedings pending, or to the knowledge of the Seller threat-ened, against or affecting the Seller or any Affiliate of the Seller or their respective properties, in or before any court, arbitrator or other body, which may materially adversely affect the financial condition of the Seller and its subsidiaries taken as a whole or materially adversely affect the ability of Seller to perform its obligations under this Agreement.

                         (h) Use of Proceeds. No proceeds of any sale hereunder will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                         (i) Place of Business. The chief place of busi-ness and chief executive office of the each Seller is as follows:
          Clayton-Marcus Company, Inc., Hickory, North Carolina; for Barclay Furniture Co., Sherman, Mississippi; for LADD Transportation, Inc., High Point, North Carolina, and the offices where the each respective Seller keeps all its Records, are located at the address(es) described on Exhibit I to the Transfer Agreement or such other locations notified to the Buyer in accor-dance with Section 2.1(d) in jurisdictions where all action re-quired by Section 2.1(d) has been taken and completed.

                         (j) Good Title. Upon each sale hereunder, the Buyer shall acquire all right, title and interest of the Seller in each Receivable originated by it that exists on the date of such sale and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim.

                         (k) Tradenames, Etc. As of the date hereof: (i) each Seller's chief executive office is located at the address for notices set forth in this Section 4.1; (ii) each Seller has, within the last five (5) years, operated only under the tradenames identified in Exhibit J to the Transfer Agreement, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit J to the Transfer Agreement hereto.

                         (l) Nature of Receivables. Each Receivable is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act, of 1940, as amended.

                         (m)  Amount of Receivables.    As of January 26,
          1994, the aggregate Outstanding Balance of the Receivables owned by Clayton-Marcus Company, Inc. and in existence was $4,969,579.99. As of January 26, 1994, the aggregate Outstanding Balance of the Receivables owned by Barclay Furniture Co. and in existence was $4,168,656.49. As of January 26, 1994, the aggre-gate Outstanding Balance of the Receivables owned by LADD Trans-portation, Inc. and in existence was $187,511.32.

                         (n)  Credit and Collection Policy.  Since
          January 13, 1994, there have been no material changes in the Credit and Collection Policy; since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

                         (o) Not an Investment Company. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                         (p) ERISA. The Seller is in compliance in all material respects with ERISA and no ERISA lien on any of the Receivables shall exist.

                         (q) Lock-Box Accounts. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit C to the Transfer Agreement (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Buyer and for which Lock-Box Agreements have been executed in accordance with Section 2.8(b) of the Transfer Agree-ment and delivered to the Collection Agent).

                    Any document, instrument, certificate or notice delivered to the Buyer hereunder shall be deemed a representation and warranty by the Seller delivering such document.

                    Section 4.2 Reaffirmation of Representations and War-ranties by the Sellers. On each day that a sale of a Receivable is made hereunder, the applicable Seller, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties described in Section 4.1 are correct with respect to such Seller on and as of such day as though made on and as of such day.

                    Section 4.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to, and agrees with each Seller, as of the Closing Date, and shall be deemed to represent and warrant as of the date of the creation of any Receivable sold to the Buyer hereunder that:

                    (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of North Carolina and has full power, authority, and legal right to execute, deliver, and perform its obligations under the Conveyance Papers, to conduct its business as such business is presently conducted, and in all material re-spects, to own its property and conduct its other businesses as such properties are presently owned and such businesses are pres-ently conducted.

                    (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals with respect to the Buyer in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Contract or any Receivable unenforceable by the Buyer.

                    (c) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Buyer of this Agreement is within the Buyer's corporate powers, have been duly authorized by all necessary corporate action, re-quire no action by or in respect of, or filing with, any govern-mental body, agency or official, and do not contravene, or con-stitute a default under, any provision of applicable law or regulation or of the Certificate of Incorporation or Bylaws of the Buyer or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Buyer or result in the creation or imposition of any lien on assets of the Buyer.

                    (d) All Consents Required. All approvals, authoriza-tions, licenses, consents, orders, or other actions of any Person or of any governmental body required in connection with the execution and delivery by the Buyer of the Conveyance Papers, the performance by the Buyer of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained and are in full force and effect.

                    Section 4.3 Notice of Breach. The representations and warranties set forth in Section 4.1 shall survive the conveyance of the Receivables to the Buyer, and termination of the rights and obligations of the Buyer and each Seller under this Agree-ment. Upon discovery by the Buyer or any Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other within three Business Days of such discovery.

                   [THE REMAINDER OF THIS PAGE LEFT BLANK]












                                      ARTICLE V

                               COVENANTS OF EACH SELLER

                    Section 5.1 Sellers' Covenants. Each Seller with respect to itself hereby covenants and agrees with the Buyer as follows:

                    During the term of this Agreement, and until all Receivables sold to the Buyer shall have been paid in full or written-off as uncollectible, and all amounts owed by such Seller pursuant to this Agreement have been paid, unless the Buyer otherwise consents in writing, such Seller covenants and agrees as follows:

                    (a) Conduct of Business. The Seller will, and will cause each of its Subsidiaries to, carry on and conduct its busi-ness in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdic-tion of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                    (b) Compliance with Laws. The Seller will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations, orders, writs, judg-ments, injunctions, decrees or awards to which it may be subject.

                    (c) Furnishing of Information and Inspection of - Records. The Seller will furnish to the Buyer from time to time such information with respect to the Receivables as the Buyer may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will at any time and from time to time during regular business hours permit the Buyer, or its agents or representatives upon three Business Days notice, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller's performance hereunder with any of the officers, directors, employees or independent public accountants of the Seller having knowledge of such matters.

                    (d) Keeping of Records and Books of Account. The Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identi-fication of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Buyer notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                    (e) Performance and Compliance with Receivables and Contracts. The Seller will at its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

                    (f) Credit and Collection Policies. The Seller will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                    (g) Collections. The Seller shall instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account. The Seller may, however, in connection with Obligors which would otherwise be over their credit limit if goods were shipped prior to payment, direct Obligors to make pay-ments directly to the Seller which shall deposit such Collections in a Lock-Box Account pursuant to Section 5.1(h) below.

                    (h) Collections Received. The Seller shall hold in trust, and deposit, immediately, but in any event not later than two Business Days of its receipt thereof, to a Lock-Box Account all Collections received from time to time by the Seller.

                    (i) Sale Treatment. The Seller shall report the transactions contemplated by this Agreement on its financial statements as a sale of the Receivables to the Buyer.

                    (j) No Sales, Liens, Etc. Except as otherwise provided herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to, any inventory or goods, the sale of which may give rise to a Receivable or any Receivable or related Contract, or upon or with respect to any account which concentrates in a Lock-Box Bank to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

                    (k) No Extension or Amendment of Receivables. The Seller will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

                    (l) No Change in Business or Credit and Collection Policy. The Seller will not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receiv-able.

                    (m) No Mergers, Etc. The Seller will not (i) consoli-date or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other person; provided, however, that the Seller may consolidate or merge with a Person if the Seller shall be the surviving entity and such merger or consolidation does not cause a Termination Event or Potential Termination Event under the Transfer Agree-ment.

                    (n) Change in Payment Instructions to Obligors. The Seller will not add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit C to the Transfer Agreement or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Buyer and the Administrative Agent shall have received written notice of such addition, termination or change at least 30 days prior thereto and the Buyer shall have received a Lock-Box Agree-ment executed by each new Lock-Box Bank or an existing Lock-Box Bank with respect to each new Lock-Box Account, as applicable.

                    (o) Deposits to Lock-Box Accounts. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash pro-ceeds other than Collections of Receivables.

                    (p) Change of Name, Etc. The Seller shall not change its name, identity or structure or its chief executive office, unless at least 10 days prior to the effective date of any such change the Seller delivers to the Buyer and the Collateral Agent
          (i) UCC financing statements, executed by the Seller, necessary to reflect such change and to continue the perfection of the Buyer's interest in the Receivables and (ii) the Lock-Box Agree-ments and, in the case of the Lock-Box Agreements, the Lock-Box Banks necessary to reflect such change and to continue to enable the Collateral Agent to exercise its rights contained in Section
          2.8 of the Transfer Agreement.

                    (q) Indemnification. Each Seller agrees to indemnify, defend and hold the Buyer and any Permitted Assignee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Buyer or such Permitted Assignee may become subject insofar as such loss, liability, damage, judgment, claim, defi-ciency, or expense arises out of or is based upon a breach by such Seller of its representations, warranties and covenants contained herein, or any information certified in any Schedule delivered by such Seller hereunder, being untrue in any respect at any time. The obligations of such Seller under this Section 5.1(q) shall be considered to have been relied upon by the Buyer and shall survive the execution, delivery, performance and termination of this Agreement regardless of any investigation made by the Buyer, any Permitted Assignee or on the behalf of any of them.

                    (r) ERISA. The Seller shall promptly give the Buyer written notice upon becoming aware that the Seller is not in com-pliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists.

                                      ARTICLE VI

                                REPURCHASE OBLIGATION

                    Section 6.1  Mandatory Repurchase.

                    (a) Breach of Warranty. In the event that any Receivable sold by a Seller hereunder shall fail to meet the conditions set forth in the definition of Eligible Receivable or any representation or warranty made herein in respect of a Receivable shall be false, the applicable Seller shall pay to the Buyer the Outstanding Balance of any such Receivable.

                    (b) Reconveyance Under Certain Circumstances. Each Seller agrees to accept the reconveyance from the Buyer of the Receivables sold by it hereunder with respect to which the Seller is required to re-acquire the Transferred Interest therein pursuant to the Transfer Agreement.

                    Section 6.2 Dilutions. Each Seller agrees to pay to the Buyer the amount required to be paid by the Buyer pursuant to
          Section 2.9(a) of the Transfer Agreement in respect of any Receivable sold by such Seller hereunder.

                                     ARTICLE VII

                                 CONDITIONS PRECEDENT

                    Section 7.1 Conditions to the Buyer's Obligations Regarding Receivables. The obligations of the Buyer to purchase the Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

                    (a) All representations and warranties of each Seller contained in this Agreement shall be true and correct on the Effective Date and on the day of creation of any Receivable thereafter with the same effect as though such representations and warranties had been made on such date;

                    (b) All information concerning the Receivables provided to the Buyer shall be true and correct in all material respects as of the Closing Date, in the case of Receivables sold to the Buyer on the Closing Date, or the date such Receivables are created, in the case of Receivables created after the Closing Date;

                    (c) At the Closing Date, each Seller shall have sub-stantially performed all other obligations required to be performed by the provisions of this Agreement;

                    (d) With respect to Receivables sold to the Buyer by the Closing Date, each Seller shall have either delivered to the Buyer or filed the financing statement(s) required to be filed pursuant to Section 2.1(d); and

                    (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from each Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

                    Section 7.2 Conditions Precedent to Each Seller's Obligations. The obligations of each Seller to sell Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

                    (a) All representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                    (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.3 hereof shall have been made; and

                    (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to such Seller, and such Seller shall have received from the Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as such Seller may reasonably have requested.

                                     ARTICLE VIII

                                 TERM AND TERMINATION

                    Section 8.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the earlier of: (a) the date on which the Net Investment shall have been reduced to zero and all other Aggregate Unpaids shall have been paid to Enterprise pursuant to the Transfer Agreement; or (b) upon the occurrence of an Event of Bankruptcy with respect to either the Buyer or any Seller, or (c) either the Buyer or a Seller becomes unable for any reason to purchase or re-purchase Receivables in accordance with the provisions of this Agreement or default in its obli-gations hereunder, which default continues unremedied for more than 30 days after written notice (any such date being a "Ter-mination Date"); provided, however, that the termination of this Agreement pursuant to this Section 8.1 hereof shall not discharge any Person from any obligations incurred prior to such termi-nation, including, without limitation, any obligations to make any payments with respect to Receivables sold prior to such termination; provided, further, that the events of termination referred to in clause (b) or (c) above shall only terminate the Agreement with respect to the Seller who has been affected thereby.

                    Section 8.2 Effect of Termination. No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of any Seller or the Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by such Seller or the Buyer. Without limiting the foregoing, prior to termination, the failure of such Seller to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article 5 or Section 9.1 of this Agreement render an executed sale executory.

                                      ARTICLE IX

                               MISCELLANEOUS PROVISIONS

                    Section 9.1  Amendment.  This Agreement and any other
          Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Buyer and each Seller. This Agreement and any other Conveyance Papers may be amended from time to time by the Buyer and the Sellers to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any other Conveyance Papers or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any other Conveyance
          Papers.   Any reconveyance executed in accordance with the provi-
          sions hereof shall not be considered amendments to this Agree-ment.

                    Section 9.2 Governing Law. Governing Law; Submission to Jurisdiction; Integration.

                    (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. THE PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK AND OF ANY FEDERAL OR STATE COURT SITTING IN CHARLOTTE, NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.2 shall affect the right of the Buyer to bring any action or proceeding against any Seller or its property in the courts of other jurisdictions.

                    Section 9.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to

                    (a)  in the case of the Buyer:

                         LADD Furniture, Inc.
                         William S. Creekmuir
                         Senior V.P. and CFO
                         One Plaza Center
                         Box HP3
                         High Point, N.C. 27261-1500
                         Telephone: (910) 889-0333
                         Telecopy:  (910) 888-6344

                    (b)  in the case of the Sellers:

                         c/o LADD Furniture, Inc.
                         William S. Creekmuir
                         Senior V.P. and CFO
                         One Plaza Center
                         Box HP3
                         High Point, N.C. 27261-1500
                         Telephone: (910) 889-0333
                         Telecopy:  (910) 888-6344

          or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                    Section 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

                    Section 9.5 Assignment. This Agreement and all other Conveyance Papers may not be assigned by the parties hereto except that the Buyer may assign its rights hereunder pursuant to the Transfer Agreement to Enterprise and its successors and assigns thereunder, or to another person approved in writing by each Seller (each, a "Permitted Assignee"). The Buyer hereby notifies (and each Seller hereby acknowledges that) the Buyer, pursuant to the Transfer Agreement, has assigned its rights here-under to Enterprise. All rights of the Buyer hereunder may be exercised by Enterprise.

                    Section 9.6 Further Assurances. The Buyer and each Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

                    Section 9.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or any Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                    Section 9.8 Counterparts. This Agreement and all other Conveyance Papers may be executed in two or more counter-parts including telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    Section 9.9 Binding Effect; Third-Party Beneficiaries. This Agreement and the other Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Any Permitted Assignee shall be considered a third-party beneficiary of this Agreement.

                    Section 9.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                    Section 9.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                    Section 9.12 Exhibits. The schedules and exhibits referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                    IN WITNESS WHEREOF, the Buyer and the Sellers each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                   CLAYTON-MARCUS COMPANY, INC.
                                   as Seller

                                   By:
                                      Name:
                                      Title:

                                   BARCLAY FURNITURE CO.
                                   as Seller

                                   By:________________________
                                      Name:
                                      Title:

                                   LADD TRANSPORTATION, INC.
                                   as Seller

                                   By:
                                      Name:
                                      Title:

                                   LADD FURNITURE, INC.,
                                     as Buyer

                                   By:________________________
                                      Name:
                                      Title: